Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies [Abstract]
Commitments And Contingencies

17. Commitments and contingencies

Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i) to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, substantially consistent with market; (ii) to agree with McDonald's on a restaurant opening plan and a reinvestment plan for each three-year period and pay an initial franchise fee for each new restaurant opened; for the three-year period commenced on January 1, 2011 the Company must reinvest an aggregate of at least $60 million per year; and open no less than 250 new restaurants; (iii) to commit to funding a specified Strategic Marketing Plan; and (iv) to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located.

     In addition, the Company maintains standby letters of credit with an aggregate drawing amount of $80 million in favor of McDonald's Corporation as collateral for the obligations assumed under the MFAs. The letter of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these Consolidated Financial Statements.

Provision for contingencies

     The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. At December 31, 2012 the Company maintains a provision for contingencies amounting to $27,818 ($71,888 at December 31, 2011), which is disclosed net of judicial deposits amounting to $7,219 ($6,852 at December 31, 2011) that the Company was required to make in connection with the proceedings. As December 31, 2012, the net amount of $20,599 is disclosed as follows: $507 as a current liability and $20,092 as a non-current liability.

Breakdown of the provision for contingencies as of December 31, 2012 and 2011 is as follows:

	2012	2011
Tax contingencies in Brazil (i)	$4,011	$42,011
Labor contingencies in Brazil (ii)	14,256	19,646
Other (iii)	9,551	10,231
Subtotal	27,818	71,888
Judicial deposits (iv)	(7,219)	(6,852)
Provision for contingencies	$20,599	$65,036

     (i) Tax contingencies in Brazil. In 2012 it mainly relates to tax on bank account transactions (CPMF), abolished in 2007. In 2011 it was mainly related to VAT special treatment for restaurants in Rio de Janeiro and taxes over the royalty payments. During fiscal year 2010, the Company recorded an accrual of $54,079, primarily related to the decision to negotiate the settlement of past claims related to VAT special treatment for restaurants in Rio de Janeiro (previously considered not probable) together with a new regime resolving this matter going forward; and a currency translation adjustment amounting to $(568). In addition, there was a reduction amounting to $76,954 in connection with the amnesty program discussed below. During fiscal year 2011, the Company recorded an accrual of $19,626, primarily related to a modification in the fiscal authorities' interpretation regarding taxes impacting royalty payments; a reduction in the accrual of $14,790, corresponding to downwards revisions of the estimated settlement amounts of several claims (including VAT special treatment for restaurants in Rio de Janeiro) based on the opinion of the Company's legal advisors; and a currency translation adjustment amounting to $(5,218). In addition, the Company made settlements totaling $8,255. During fiscal year 2012, the Company settled the contingency over royalty payments, paying $11,473 in cash. In addition, the Company entered into an amnesty program to settle the contingency related to VAT special treatment for restaurants in Rio de Janeiro in 18 equal monthly installments, commencing in May 2012, pursuant to which the Company reclassified $28,428 to "Accrued payroll and other liabilities" in the consolidated balance sheet. During fiscal year 2012, the Company also recorded an accrual of $3,770 and a currency translation adjustment amounting to $(2,327). In addition, during fiscal year 2012 there was an increase of $458 as a result of certain balance sheet reclassifications.

     Regarding tax contingencies in Brazil, at the end of fiscal year 2010 the Company decided to enter into an amnesty program. The Company agreed with McDonald's Corporation to include in the amnesty plan most of the contingencies indemnified by them using tax loss carryforwards to settle interests and to receive a cash payment equal to the principal plus 50% of the interests. As a result of this agreement, in fiscal year 2010 the Company recorded a loss amounting to $22,476 within "Non-operating expenses" in the consolidated statement of income. The Company recorded an additional loss amounting to $3,056 within "Other operating expenses, net" in connection with contingencies not indemnified by McDonald's Corporation but also included in the amnesty program. The liability related to the amnesty program is included within "Accrued payroll and other liabilities".

      (ii) Labor contingencies in Brazil. It primarily relates to dismissals in the normal course of business. During fiscal years 2012, 2011 and 2010, the Company recorded accruals of $10,751, $8,211 and $17,767, respectively, primarily related to new dismissal claims and to increases on estimated future costs of outstanding claims; and a currency translation adjustment amounting to $(930), $(2,240) and $1,587, respectively. In addition, the Company made settlements totaling $15,211, $19,781 and $12,561, respectively.

     (iii) Other contingencies. It mainly relates to tax and labor contingencies in other countries. During fiscal years 2012, 2011 and 2010, the Company recorded accruals of $1,251, $4,508 and $2,992, respectively; and a currency translation adjustment amounting $(1,195), $(1,026) and $141, respectively. In addition, the Company made settlements totaling $736, $867 and $424, respectively.

     (iv) Judicial deposits. It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil. During fiscal years 2012, 2011 and 2010, there were a net increase (decrease) amounting to $367, $(20,521) and $8,643, respectively; including foreign currency translation for $(671), $(3,911) and $1,331, respectively.

     In January 2007, several Puerto Rican franchisees filed a lawsuit against McDonald's Corporation and certain subsidiaries which the Company purchased during the acquisition of the LatAm business. The lawsuit originally sought declaratory judgment and damages in the amount of $11 million plus plaintiffs' attorney fees. In January 2008, the plaintiffs filed an amended complaint that increased the amount of damages sought to $66.7 million plus plaintiffs' attorney fees. The complaint, as amended, requests that the court declare that the plaintiffs' respective franchise agreements and contractual relationships with McDonald's Corporation, which agreements and relationships were assigned or otherwise transferred to the Company as part of the Acquisition of the LatAm business, are governed by the Dealers' Act of Puerto Rico, or "Law 75", a Puerto Rican law that limits the grounds under which a principal may refuse to renew or terminate a distribution contract. The complaint also seeks preliminary and permanent injunctions to restrict the Company from declining to renew the plaintiffs' agreements except for just cause, and to prohibit the Company from opening restaurants or kiosks within a three-mile radius of a franchisee's restaurant. In September 2008, the Company filed a counter-suit requesting the termination of the franchise agreements with these franchisees due to several material breaches. On December 23, 2010, the commissioner assigned by the Court of First Instance to this case issued a resolution holding that Law 75 applies to the parties' commercial relationship. On July 20, 2011, the Court of First Instance adopted the Commissioner´s determination with respect to the application of Law 75. This determination is an interlocutory determination that defines the legislation applicable to the franchisee rights and obligations. Law 75 will be the applicable law during the trial process. After the trial conclusion, the Company can still reiterate in appeal the position that Law 75 does not apply to the franchised agreements. The franchisees will still need to demonstrate and prove that the franchisor has breached their respective contracts. Therefore, no provision has been recorded regarding this lawsuit because the Company believes that a final negative resolution has a low probability of occurrence. Both parties have concluded discovery and the Pretrial Hearing was held on August 30, 2012. This case trial commenced on September 10, 2012. The trial has been scheduled for several dates during 2012 and 2013. The Company does not anticipate that the trial hearings will conclude on the first semester of 2013.

     Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald's Corporation indemnifies the Company for certain Brazilian claims as well as for specific and limited claims arising from the Puerto Rican franchisee lawsuit.

     At December 31, 2012, the non-current portion of the provision for contingencies includes $5,707 related to Brazilian claims that are covered by the indemnification agreement. As a result, the Company maintains a non-current asset in respect of McDonald's Corporation's indemnity in the consolidated balance sheet.